Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard R. Hough III, the Chairman, Chief Executive Officer and President of Silvercrest Asset Management Group Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

• The Quarterly Report on Form 10-Q of the Company for the three and six months ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

• The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard R. Hough III
Richard R. Hough III
Chairman, Chief Executive Officer and President
(Principal Executive Officer)

Date: July 28, 2022

The foregoing certification is being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-Q. A signed original of this statement has been provided to Silvercrest Asset Management Group Inc. and will be retained by Silvercrest Asset Management Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.